                FIRST ALLMERICA FINANCIAL LIFE INSURANCE COMPANY
             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-P

                  SUPPLEMENT TO PROSPECTUSES DATED MAY 1, 1999

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First Allmerica Financial Life Insurance Company ("FAFLIC") has obtained approval from the Massachusetts Division of Insurance to take certain actions (the "Plan") to simplify the organizational and capital structure of its holding company system. The Plan will be implemented on or about July 1, 1999.

In accordance with the Plan, all property-and casualty companies in the holding company system, as well as several other non-insurance subsidiaries, will be moved out from under FAFLIC to a position more directly under the ultimate controlling person in the group, Allmerica Financial Corporation ("AFC"). In 1998, the net income of the subsidiaries to be transferred from FAFLIC to AFC was $95.7 million. As of December 31, 1998, the total assets and total equity of these subsidiaries were $4,033.0 million and $1,264.1 million, respectively.

Under the Plan, FAFLIC will retain its ownership of Allmerica Financial Life Insurance and Annuity Company ("AFLIAC"). Certain indirect wholly-owned subsidiaries of FAFLIC, including Allmerica Investments, Inc. and Allmerica Financial Investment Management, Inc., will become wholly-owned subsidiaries of AFLIAC (and therefore continue to be indirect wholly-owned subsidiaries of FAFLIC).

As part of the transactions, AFC will contribute to FAFLIC capital of $125 million and agree to maintain FAFLIC's statutory surplus at specified levels during the following six years. In addition, any dividend from FAFLIC to AFC during 2000 and 2001 would require the prior approval of the Massachusetts Insurance Commissioner.

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Under DISTRIBUTION, the first sentence of the second paragraph is amended in its entirety to read as follows:

The Company pays commissions, not to exceed 7.0% of purchase payments, to broker-dealers that sell the Contract.

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                                                  SUPPLEMENT DATED JUNE 25, 1999

             ALLMERICA FINANCIAL LIFE INSURANCE AND ANNUITY COMPANY
                             SEPARATE ACCOUNT VA-P

      SUPPLEMENT TO STATEMENTS OF ADDITIONAL INFORMATION DATED MAY 1, 1999

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Under UNDERWRITERS, the second sentence of the third paragraph is amended in its entirety to read as follows:

The Company pays commissions, not to exceed 7.0% of purchase payments, to broker-dealers that sell the Contract.

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                                                  SUPPLEMENT DATED JUNE 25, 1999